Exhibit 32.1   CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002   I, Doron Blachar, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18  U.S.C.  Section  1350,  as  adopted  pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that  to  the  best  of  my  knowledge,  the Quarterly Report of Ormat Technologies, Inc. on Form 10-Q for  the quarter ended September 30, 2026 (i)  fully complies with  the  requirements of Section 13(a) or 15(d) of  the Exchange Act and  (ii)  that  information contained  in  such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition, results of operations and  cash  flows of Ormat Technologies,  Inc. as of and  for  the periods presented  in  such Quarterly Report on Form 10-Q. This  written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such quarterly  report and shall not be deemed filed pursuant to the Exchange Act.   By: /s/ Doron Blachar           Name: Doron Blachar Title: Chief Executive Officer (Principal Executive Officer)   Date: November 5, 2026